SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 23, 2011

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33650 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York 10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 amends and restates in its entirety as set forth below NeoStem, Inc.’s Current Report on Form 8-K dated June 23, 2011 and filed with the Securities and Exchange Commission (the “SEC”) on June 29, 2011 (as amended hereby, this “Form 8-K”), to provide the letter required by Item 304(a)(3) of Regulation S-K and attached as Exhibit 16.1 hereto.

Item 4.01.	Changes in Registrant’s Certifying Accountants.

On June 23, 2011, Deloitte & Touche LLP (“Deloitte”) informed NeoStem, Inc., a Delaware corporation (the “Company”), that it declined to stand for re-appointment as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. Deloitte informed the Company that it will complete the interim period review of the Company’s financial statements for the quarterly period ending June 30, 2011.

Deloitte’s report on the Company’s financial statements for the fiscal year ended December 31, 2010 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  During the Company’s fiscal year ended December 31, 2010 and the subsequent interim period through the date of this report, the Company had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its reports for such periods.  During the fiscal year ended December 31, 2010, and the subsequent interim period through the date of this report, there were no “reportable events,” as defined in Item 304 (a)(1)(v) of Regulation S-K.  Deloitte did not serve as the Company’s independent registered public accounting firm prior to fiscal 2010.

In light of Deloitte’s actions, the Audit Committee of the Company’s Board of Directors has commenced a process to select a new accounting firm to serve as the Company’s independent registered public accounting firm commencing with the interim period ending September 30, 2011.

In accordance with Item 4.01 of Form 8-K and Item 304 of Regulation S-K, the Company provided Deloitte with a copy of its disclosures contained in this Form 8-K and requested that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”), stating whether it agrees with the statements made by the Company in this Form 8-K and, if not, stating the respects in which it does not agree.  On June 29, 2011 the Company received Deloitte’s response letter, stating that Deloitte agrees with the statements made by the Company herein.  A copy of Deloitte’s response letter is attached as Exhibit 16.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter, dated June 29, 2011, from Deloitte & Touche LLP to the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, NeoStem, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name: Catherine M. Vaczy
Title: Vice President and General Counsel

Date:  June 29, 2011